BLACKROCK SERIES FUND, INC.

BlackRock Advantage Large Cap Core Portfolio

(the “Fund”)

Supplement dated August 30, 2017 to the Statement of Additional Information (“SAI”) of the Fund, dated June 12, 2017, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Custodian Services” is deleted in its entirety and replaced with the following:

Custodian Services. The custodian is responsible for safeguarding and controlling the Portfolio’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolio’s investments. The custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Portfolio to be held in its offices outside the United States and with certain foreign banks and securities depositories. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, is the Fund’s custodian.

The first two paragraphs in the section of the SAI entitled “Management and Advisory Arrangements —Accounting Services” are deleted in their entirety and replaced with the following:

Accounting Services. Effective August 28, 2017, the Fund has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Fund. JPM records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Fund’s custodian; reports cash balances to the Manager; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, JPM also provides certain administration services. The Fund pays a fee for these services. Prior to August 28, 2017, BNY Mellon provided these accounting services to the Fund. The Manager provides certain additional accounting services to the Portfolio and the Fund reimburses the Manager for these services.

Shareholders should retain this Supplement for future reference.

SAI-ALCC-0817SUP